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                                                                     EXHIBIT 1.1


                                SELLING AGREEMENT

                       S&P MANAGED FUTURES INDEX FUND, LP

                        (A DELAWARE LIMITED PARTNERSHIP)

                                  $100,000,000

                      UNITS OF LIMITED PARTNERSHIP INTEREST

                             REFCOFUND HOLDINGS, LLC

                                 GENERAL PARTNER

                             DATED __________, 2003

                                SELLING AGREEMENT

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                                SELLING AGREEMENT
                       S&P MANAGED FUTURES INDEX FUND, LP

                                TABLE OF CONTENTS

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                                                                                    PAGE
Section 1.    Representations and Warranties of the General Partner                    1

Section 2.    Offering and Sale of Units                                               5

Section 3.    Compliance with Rule 2810 and General Laws                               8

Section 4.    Blue Sky Survey.                                                        11

Section 5.    Covenants of the General Partner                                        11

Section 6.    Payment of Expenses and Fees.                                           12

Section 7.    Conditions of Closing.                                                  13

Section 8.    Indemnification, Contribution and Exculpation                           17

Section 9.    Status of Parties.                                                      19

Section 10.   Representations, Warranties and Agreements to Survive Delivery.         19

Section 11.   Termination.                                                            19

Section 12.   Survival.                                                               19

Section 13.   Notices and Authority to Act.                                           19

Section 14.   Parties; Assignment.                                                    20

Section 15.   Governing Law.                                                          20

Section 16.   Consent to Jurisdiction.                                                20

Section 17.   Counterparts.                                                           20

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                       S&P MANAGED FUTURES INDEX FUND, LP

                        (A DELAWARE LIMITED PARTNERSHIP)

                                  $100,000,000

                      UNITS OF LIMITED PARTNERSHIP INTEREST

                           INITIALLY $1,000 PER UNIT;

                 THEREAFTER PREVAILING NET ASSET VALUE PER UNIT

                                SELLING AGREEMENT

                                  ______, 2003

Refco Securities, LLC
One World Financial Center
200 Liberty Street
New York, New York 10281

Dear Sirs:

     RefcoFund Holdings, LLC, a Delaware limited liability company (the "General Partner"), has caused the formation, on May 13, 2003, of a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") under the name S&P Managed Futures Index Fund, LP (the "Partnership"), designed to seek returns that substantially track the Standard & Poor's Managed Futures Index before expenses of the Partnership. Refco Securities, LLC (the "Selling Agent") shall be the principal Selling Agent for the Partnership. Other selling agents (the "Additional Selling Agents") may be selected by the General Partner, with the consent of the Selling Agent, in accordance with the terms of this Agreement and the Additional Selling Agent Agreement, attached as Exhibit A hereto. This Selling Agreement shall be referred to herein as the "Agreement".

     The Partnership desires to raise capital as herein provided by the sale of units of limited partnership interest in the Partnership (the "Units") which will initially be issued in two classes (Class A and Class B), the purchasers of which will become limited partners ("Limited Partners") of the Partnership, and the Selling Agent hereby agrees to use its best efforts to market the Units pursuant to the terms hereof. Accordingly, the Selling Agent, the General Partner and the Partnership, intending to be legally bound, hereby agree as follows.

SECTION 1.  REPRESENTATIONS AND WARRANTIES OF THE GENERAL PARTNER.

     The General Partner represents and warrants to the Selling Agent as follows -- such representations and warranties to be restated and reaffirmed as of each Closing Time (as defined in Section 2(f) hereof):

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     (a)    The Partnership has provided to the Selling Agent, and filed with the Securities and Exchange Commission (the "SEC"), a registration statement on Form S-1 (No. 333-107357), as initially filed with the SEC on July 25, 2003, Amendment No. 1 as filed on ______, 2003, and any amendment or amendments thereto, for the registration of the Units under the Securities Act of 1933, as amended (the "1933 Act"), and has filed one copy thereof with the National Futures Association (the "NFA") in accordance with NFA Compliance Rule 2-13, the Commodity Exchange Act, as amended (the "Commodity Act") and the rules and regulations thereunder (the "CFTC Regulations"). The registration statement as amended and delivered to all parties hereto at the time it becomes effective together with any registration statement filed to register additional Units under the 1933 Act pursuant to Rule 462(b) and the prospectus included therein are hereinafter called the "Registration Statement" and the "Prospectus," respectively, except that: (i) if the Partnership files a subsequent post-effective amendment to the registration statement, then the term "Registration Statement" shall, from and after the declaration of the effectiveness of such post-effective amendment, refer to the registration statement as amended by such post-effective amendment thereto; and (ii) the term "Prospectus" shall refer to the prospectus as most recently issued by the Partnership pursuant to the rules and regulations of the SEC promulgated under the 1933 Act (the "SEC Regulations"), together with any current supplement or supplements thereto.

     Except as required by law, the Partnership will not file any amendment to the Registration Statement or any amendment and/or supplement to the Prospectus that shall be reasonably objected to by the Selling Agent. The General Partner agrees to suspend the offering immediately and inform the Selling Agent if the General Partner has any reason to believe that it may be necessary or advisable to amend the Registration Statement or supplement the Prospectus.

     The Partnership will not utilize any promotional brochure or other marketing materials, including "Tombstone Ads" or other communications qualifying under Rule 134 of the SEC Regulations (collectively, "Promotional Material"), that are reasonably objected to by the Selling Agent. No reference to the Selling Agent may be made in the Registration Statement, Prospectus or in any Promotional Material that has not been approved by the Selling Agent, which approval the Selling Agent may withhold in its sole and absolute discretion. The Partnership will cooperate with the Selling Agent in causing to be filed all Promotional Material with the National Association of Securities Dealers, Inc. (the "NASD"), and will not use any such Promotional Material unless the NASD has stated in writing that it appears to comply with all applicable standards or the requirement for such a statement has been waived by the Selling Agent. The Partnership will file, or cause to be filed, all Promotional Material in state jurisdictions as requested or required by law, and will not use any such Promotional Material in any state which has expressed any objection thereto (except pursuant to agreed-upon modifications to the Promotional Material).

     All representations, warranties and indemnities set forth herein will be deemed to be restated in their entirety as of each Closing Time (as defined in Section 2(f) hereof).

     (b) The certificate of limited partnership (the "Certificate of Limited Partnership") pursuant to which the Partnership has been formed and the Limited Partnership Agreement of the Partnership (the "Limited Partnership Agreement") provide for the subscription for and sale of

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the Units of the Partnership; all action required to be taken by the General
Partner and the Partnership as a condition to the sale of the Units to qualified subscribers therefor has been, or prior to the Initial Closing Time (as defined in Section 2(f) hereof) will have been, taken; and, upon payment of the consideration therefore specified in all accepted Subscription Agreements and Powers of Attorney, the form of which is set forth as Appendix B to the Prospectus, the Units will constitute valid units of limited partnership interest in the Partnership as to which the subscribers thereto will have limited personal liability to the extent provided in the Delaware Act and will be Limited Partners of the Partnership entitled to all the applicable benefits under the Limited Partnership Agreement and the Delaware Act.

     (c) The Partnership is duly organized pursuant to the Delaware Act and is validly existing and in good standing under the laws of the State of Delaware with full power and authority to engage in the business to be conducted by it, as described in the Registration Statement and the Prospectus. The Partnership is in good standing and qualified to do business in each jurisdiction in which such qualification is necessary in order to protect the limited liability of Limited Partners and in which the nature or conduct of its business as described in the Registration Statement and Prospectus requires such qualification and the failure to be so qualified would have a material adverse effect ("Material Adverse Effect") on the Partnership.

     (d) The General Partner is, and will continue to be so long as it is the general partner of the Partnership, a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business as described in the Registration Statement and Prospectus requires such qualification and the failure to be so qualified would have a Material Adverse Effect on the Partnership or the General Partner's ability to perform its obligations hereunder.

     (e) The Partnership and the General Partner each have full limited partnership and limited liability company power and authority, as the case may be, under applicable law to perform its respective obligations under the Limited Partnership Agreement and this Agreement, and to conduct its business as described in the Registration Statement and Prospectus.

     (f) When the Registration Statement becomes effective under the 1933 Act and at all times subsequent thereto up to and including each Closing Time, the Registration Statement, Prospectus and Promotional Material will comply in all material respects with the requirements of the 1933 Act, the SEC Regulations, the Commodity Act and the CFTC Regulations and will be accurate and complete in all material respects. Each of the Registration Statement, Prospectus and Promotional Material as of the Initial Closing Time and each Closing Time thereafter will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statements are made, not misleading; provided however, that this representation and warranty does not apply to statements made or omitted in reliance upon, and in conformity with, written information furnished to the General Partner with respect to the Selling Agent by or on behalf of the Selling Agent, expressly for use in such Registration Statement, Prospectus or Promotional Material.

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     (g)    Since the respective dates as of which information is given in the
Registration Statement and the Prospectus, there has not been any material adverse change in the financial condition, business or prospects of the General Partner or the Partnership of which the Selling Agent has not been informed by the General Partner.

     (h) Each of the Limited Partnership Agreement and this Agreement has been duly and validly authorized, executed and delivered by the General Partner (on behalf of the Partnership with respect to this Agreement) and by the General Partner, and each constitutes a valid, binding and enforceable agreement of the Partnership and the General Partner in accordance with its terms.

     (i) The execution and delivery of the Limited Partnership Agreement and this Agreement, the incurrence of the obligations set forth therein and herein and the consummation of the transactions contemplated therein, herein and in the
Prospectus: (i) will not constitute a breach of, or default under, any instrument or agreement by which the General Partner or the Partnership, as the case may be, or any of their property or assets is bound, or any statute, order, rule or regulation applicable to the General Partner or the Partnership, as the case may be, of any court or any governmental body or administrative agency having jurisdiction over the General Partner or the Partnership, as the case may be, except as would not be reasonably likely to have a Material Adverse Effect on the Partnership or the General Partner; (ii) will not result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the General Partner or the Partnership, except as would not be reasonably likely to have a Material Adverse Effect on the Partnership or the General Partner; and
(iii) will not give any party a right to terminate its obligations or result in the acceleration of any obligations under any material instrument or agreement by which the General Partner or the Partnership, as the case may be, or any of their respective property or assets is bound, except as would not be reasonably likely to have a Material Adverse Effect on the Partnership or the General Partner.

     (j) Except as otherwise disclosed in the Registration Statement or the Prospectus, there is not pending nor, to the best of the General Partner's knowledge, threatened any action, suit or proceeding before or by any court or other governmental body to which the General Partner or the Partnership is a party, or to which any of the assets of the General Partner or the Partnership is subject, which would reasonably be expected to have a Material Adverse Effect on the financial condition, business or prospects of the General Partner or the Partnership or that is required to be disclosed in the Registration Statement or Prospectus pursuant to the Commodity Act, the 1933 Act, the CFTC Regulations or the SEC Regulations.

     (k) No stop order relating to the Registration Statement has been issued by any federal or state securities commission, and no proceedings therefor are pending or, to the best knowledge of the General Partner, threatened.

     (l) The General Partner and each of its principals and employees have, and will continue to have so long as it is the general partner of the Partnership, all federal and state governmental, regulatory, self-regulatory and commodity exchange approvals and licenses, and the General Partner (either on behalf of itself or its principals and employees) has effected all filings and registrations with federal and state governmental, regulatory or self-regulatory agencies required to conduct its business and to act as described in the Registration Statement

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and Prospectus or required to perform its or their obligations as described under the Limited Partnership Agreement except as would not be reasonably likely to have a Material Adverse Effect on the Partnership or the General Partner (including, without limitation: (i) registration as a commodity pool operator under the Commodity Act and (ii) membership in the NFA as a "commodity pool operator"); and this Agreement and the performance of such obligations will not contravene or result in a breach of: (A) any provision of the General Partner's organizational documents; or (B) any agreement, instrument, order, law or regulation binding upon the General Partner or any of its employees or principals, except as would not be reasonably likely to have a Material Adverse Effect on the Partnership or the General Partner.

     (m) The Partnership does not require any federal or state governmental, regulatory, self-regulatory or commodity exchange approvals or licenses, and the Partnership need not effect any filings or registrations with any federal or state governmental agencies in order to conduct its business and to act as contemplated by the Registration Statement and Prospectus and to issue and sell the Units (other than filings under the 1933 Act, the Commodity Act and state securities laws relating solely to the offering of the Units).

     (n) The General Partner has the financial resources necessary to meet its obligations to the Selling Agent hereunder.

     (o) The actual performance of the other funds managed by the General Partner is disclosed in the Prospectus as required by the rules under the Commodity Act and of the NFA; all of the information regarding the actual performance of other funds managed by the General Partner set forth in the Prospectus is complete and accurate in all material respects and, except as disclosed in the Prospectus, is in accordance and compliance with the disclosure requirements under the Commodity Act and the CFTC Regulations as well as of the NFA.

     (p) The accountants who certified the financial statements of the General Partner and of the Partnership included in the Registration Statement are, with respect to the General Partner and the Partnership, independent public accountants as required by the 1933 Act and the SEC Regulations. These financial statements fairly present the financial condition of the General Partner and the Partnership, as the case may be, as of the dates shown and are presented in accordance with generally accepted accounting principles as currently in effect in the United States.

SECTION 2.  OFFERING AND SALE OF UNITS.

     (a) The Selling Agent is hereby appointed as the principal Selling Agent for the Partnership (although as described herein it is contemplated that certain Additional Selling Agents may also market Units) during the term herein specified for the purpose of finding acceptable subscribers for the Units through a public offering of such Units. Subject to the performance by the General Partner of its obligations hereunder and to the completeness and accuracy in all material respects of the representations and warranties of the General Partner contained herein, the Selling Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts to find acceptable subscribers for the Units, provided that there is no minimum number of Units for which the Selling Agent agrees to find subscribers.

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     It is understood that the Selling Agent's agreement to use its best efforts to find acceptable subscribers for the Units shall not prevent it from acting as a selling agent or underwriter for the securities of other issuers, including affiliates, which may be offered or sold during the term hereof. The agency of the Selling Agent hereunder shall continue until the expiration or termination of this Agreement as provided herein, including such additional period as may be required to effect a final closing of the sale of the Units subscribed for through the Selling Agent through the date of such termination. All subscriptions are subject to acceptance or rejection, in whole or in part in the General Partner's sole discretion, and no compensation shall be due hereunder in respect of rejected subscriptions.

     The Selling Agent acknowledges that the Units are divided into separate classes each of which is open for investment only by certain subscribers as described in the Prospectus. The Class B units may be offered only by qualified broker-dealers that offer a wrap fee program and fee-only registered investment advisers.

     Each subscriber shall be required to submit a minimum subscription of at least $10,000 ($3,000 for individual retirement accounts; $2,500 for existing Limited Partners making additional investments), subject to the higher minimum requirements imposed by certain state regulators as set forth in Exhibit B to the Prospectus. Units shall be sold in fractions calculated to three decimal places.

     The General Partner agrees to pay, from its own funds, to the Selling Agent an upfront selling commission of $30 per Class A Unit on each Class A Unit sold by the Selling Agent at the Initial Closing (3% of the Net Asset Value per Class A Unit on each Class A Unit sold by the Selling Agent at each Additional Closing) each as defined in Section 2(f) hereof.

     The Selling Agent agrees that it will promptly pass on to its Registered Representatives that portion of the upfront selling commissions received from the General Partner to which such Registered Representatives are entitled pursuant to the Selling Agent's standard compensation procedures, as determined by the Selling Agent from time to time.

     (b) For ongoing services rendered to Limited Partners, the General Partner shall pay the Selling Agent, provided the Selling Agent is and remains registered with the CFTC as a "futures commission merchant" or "introducing broker" and a member in good standing of the NFA in such capacity, ongoing servicing fees in an amount equal to 0.167% (a 2% annual rate) of the month-end Net Asset Value of all Class A Units sold by the Selling Agent remaining outstanding as of the end of each month (including Class A Units redeemed as of the end of such month). Such ongoing servicing fees shall begin to accrue with respect to each Class A Unit only after the end of the twelfth full month after the closing on the sale of such Class A Unit and shall continue only for as long as such Class A Unit remains outstanding. The General Partner shall pay the ongoing servicing fees due to the Selling Agent within fifteen (15) business days of the end of each month.

     Notwithstanding the foregoing, ongoing servicing fees shall be payable to the Selling Agent only in respect of Class A Units sold by Registered Representatives who are themselves registered with the CFTC and who have passed either the Series 3 National Commodity Futures Examination or the Series 31 Futures Managed Funds Examination ("Qualified Registered

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Representatives"), and are contingent upon the provision by such Qualified
Registered Representatives of ongoing services in connection with the Class A Units sold by such Qualified Registered Representatives, including: (i) inquiring of the General Partner from time to time, at the request of a limited partner, as to the Net Asset Value of a Class A Unit; (ii) inquiring of the General Partner from time to time, at the request of a limited partner, regarding the futures markets and the Partnership; (iii) assisting, at the request of the General Partner, in the redemption of Class A Units; and (iv) providing such other services to the limited partners as the General Partner may, from time to time, reasonably request. The Selling Agent agrees to adopt procedures to monitor the adequacy of the ongoing services provided by its Qualified Registered Representatives.

     The Selling Agent agrees to pass ongoing servicing fees on to its Qualified Registered Representatives on an ongoing basis, pursuant to the Selling Agent's standard compensation procedures, as determined by the Selling Agent from time to time.

     In the case of Class A Units with respect to which there is no Qualified Registered Representative the General Partner will pay the Selling Agent installment selling commissions at the same rate as in the case of ongoing servicing fees, provided that, pursuant to applicable NASD policy, the total of such installment selling commissions plus the upfront selling commission do not exceed 10% of the initial subscription price of such Class A Units. The Selling Agent agrees to adopt procedures to monitor the payment of upfront selling commissions and installment selling commissions so as to ensure that they are in compliance with NASD rules and policies.

     The Selling Agent agrees to pass installment selling commissions on to its Registered Representatives on an ongoing basis, pursuant to the Selling Agent's standard compensation procedures, as determined by the Selling Agent from time to time.

     (c) The General Partner, with the consent of the Selling Agent, may select Additional Selling Agents which are either: (i) broker-dealers who are members in good standing of the NASD or (ii) foreign banks, brokers, dealers or institutions ineligible for membership in a registered securities association (within the meaning of Rule 2420 of the NASD's Conduct Rules) which agree that they will make no sales of Units within the United States, its territories or possessions or areas subject to its jurisdiction. Each such Additional Selling Agent shall execute and deliver to the General Partner an Additional Selling Agent Agreement in substantially the same form set forth in Exhibit A to this Agreement.

     (d) The General Partner will pay Additional Selling Agents upfront selling commissions, ongoing servicing fees and installment selling commissions as set forth above, or in such lesser amounts to which the General Partner and each such Additional Selling Agents may agree.

     (e) Ongoing servicing fees and installment selling commissions will be paid at the end of each month on the basis of the Units outstanding during each month during such month. Net Assets, for purposes of determining ongoing servicing fees and installment selling commissions shall be calculated after reduction of all expenses of the Partnership, including accrued and unpaid expenses as set forth in the Partnership Agreement.

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     A Selling Agent otherwise entitled to ongoing servicing fees will not be entitled to receipt thereof for any month during any portion of which the Registered Representative who is receiving compensation based upon such ongoing servicing fees is at any time not properly registered with the CFTC or does not provide the ongoing services described above.

     (f) At the end of the Initial Offering Period specified on the cover of the Prospectus, the General Partner shall notify the Selling Agent of the initial closing of the Partnership (the "Initial Closing" and the date of such closing, the "Initial Closing Time"), as well as of the aggregate number of Units for which the General Partner has received acceptable subscriptions. Following the Initial Closing Time, Units may continue to be sold as of the first day of each calendar month (each such sale, an "Additional Closing" and each such date a "Closing Time"), in the discretion of the Partnership.

     (g) The Partnership shall not in any respect be responsible for any upfront selling commissions, ongoing servicing fees or installment selling commissions described herein. All such commissions are to be solely the responsibility of the General Partner.

     (h) Notwithstanding anything in this Section 2 to the contrary, the Selling Agent shall not be entitled to any compensation hereunder in respect of a sale to any subscriber if the General Partner determines that another authorized selling agent of the Partnership is primarily responsible for or should otherwise be credited with such sale. In making this determination, the General Partner shall endeavor to act fairly. Any dispute regarding compensation shall be conclusively resolved by the General Partner.

SECTION 3.  COMPLIANCE WITH RULE 2810 AND GENERAL LAWS.

     (a) The Selling Agent will use its best efforts to find eligible persons to purchase the Units on the terms stated herein and in the Registration Statement and Prospectus. It is understood that the Selling Agent has no commitment with regard to the sale of the Units other than to use its best efforts. In connection with the offer, sale and distribution of the Units, the Selling Agent represents and warrants that it will comply fully with all applicable laws and regulations, and the rules, policy statements and interpretations of the NASD, the SEC, the CFTC, state securities administrators and any other regulatory or self-regulatory body. In particular, and not by way of limitation, the Selling Agent represents and warrants that it is familiar with Rule 2810 of the NASD Conduct Rules and that it will comply fully with all the terms thereof in connection with the offering and sale of the Units. The Selling Agent will not execute any sales of Units from a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

     (b) The Selling Agent agrees not to recommend the purchase of Units to any subscriber unless the Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that: (i) (to the extent relevant for the purposes of Rule 2810 and giving due consideration to the fact that the Partnership is in no respects a "tax shelter") the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Partnership, including the tax benefits (if any) described in the Prospectus; (ii) the subscriber has

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a fair market net worth sufficient to sustain the risks inherent in participating in the Partnership; (iii) the subscriber qualifies as an acceptable subscriber on the basis set forth in the Prospectus, the Subscription Agreement and Power of Attorney; (iv) acceptance of the subscriber's subscription will not otherwise breach any laws, rules and regulations designed to avoid money laundering applicable to either the Selling Agent, the General Partner or the Partnership; and (v) the Units are otherwise a suitable investment for the subscriber. The Selling Agent agrees to maintain such records as are required by the applicable rules of the NASD and the state securities commissions for purposes of determining investor suitability. In connection with making the foregoing representations and warranties, the Selling Agent further represents and warrants that it has, among other things, examined the Prospectus including, without limitation, the sections identified below and has obtained such additional information from the General Partner regarding the information set forth thereunder as the Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Partnership and provides an adequate basis to subscribers for evaluating an investment in the Units:

     "The Risks You Face"

     "Investment Factors"

     "Performance Information"

     "The General Partner"

     "The Sub-Investment Manager"

     "Investment Program"

     "Use of Proceeds"

     "Charges"

     "Redemptions; Net Asset Value"

     "Conflicts of Interest"

     "The Fund's Limited Partnership Agreement"

     "Federal Income Tax Aspects"

     "Pro Forma Aggregate Historical Returns of Index Constituents"

     "The Futures and Forward Markets"

     In connection with making the representations and warranties set forth in this paragraph, the Selling Agent has not relied on inquiries made by or on behalf of any other parties.

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     The Selling Agent agrees to inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

     (c) All payments for subscriptions may be made by subscriber check payable to "S&P Managed Futures Index Fund, LP" or wire transfer (for deposit during the Initial Closing in the Partnership's escrow account maintained at Fifth Third Bank, Cincinnati, Ohio, and following the Initial Closing for deposit in the Partnership's bank account maintained at ___________) and submitted, along with a completed Subscription Agreement and Power of Attorney, to the Selling Agent. Such payments will be transmitted by Noon, New York time, on the business day (in the case of foreign dealers, as soon as practicable) following receipt thereof in accordance with the procedures set forth in the Prospectus and the Subscription Agreement and Power of Attorney. Alternatively, payments for subscriptions may be made by wire transfer of funds pursuant to the wire transfer instructions set forth in the Subscription Agreement.

     (d) As an alternative to submitting subscription checks or making a wire transfer, a subscriber may instead authorize the Selling Agent to debit the subscriber's customer securities account maintained with the Selling Agent, as may be permitted by the Selling Agent. Subscribers who do so must have their subscription payments in their accounts on the date their subscription is accepted -- subscribers to be notified of such date by the Selling Agent. Settlement of the payment for subscriptions will occur not later than three (3) business days following notification by the General Partner to the Selling Agent of the acceptance of a particular subscription and not later than the termination of the offering of the Units. On each settlement date, subscribers' customer securities accounts will be debited by the Selling Agent in the amount of their subscriptions. The amount of the subscription payments so debited will be transmitted by such Selling Agent directly to the Partnership's escrow account (prior to the Initial Closing) and to the Partnership's bank account (following the Initial Closing) in the form of a Selling Agent check or wire transfer made payable to "S&P Managed Futures Index Fund, LP."

     The Selling Agent and the General Partner may make such other arrangements regarding the transmission of subscriptions as they may deem convenient or appropriate; provided that any such arrangement must comply in all relevant respects with SEC Regulations 10b-9 and 15c2-4.

     (e) The Selling Agent represents and warrants that it will comply with all applicable laws, regulations and NASD rules, policy statements and interpretations in distributing the Units.

     (f) The Selling Agent represents, warrants and covenants to the General Partner and the Partnership that it and all of its personnel involved in the activities contemplated hereunder have all governmental, regulatory and self-regulatory registrations, approvals, memberships and licenses required to perform its obligations under this Agreement and to receive compensation therefore (including but not limited to registration as a broker-dealer with the SEC, membership in the NASD, registration with the relevant regulatory authority in each state in which the Selling Agent will solicit subscribers, registration with the CFTC as a futures commission merchant or introducing broker and membership in the NFA) and that it and such personnel will maintain all such registrations, approvals, memberships and licenses during the term of this Agreement and for such time as the Selling Agent and such personnel shall receive compensation hereunder.

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     (g)    The Selling Agent represents, warrants and covenants that it: (i)
maintains anti-money laundering policies and procedures that comply with the Bank Secrecy Act of 1970, as amended, and applicable federal anti-money laundering regulations, including policies and procedures to verify the identity of prospective subscribers ("AML Laws, Regulations and Policies"); (ii) complies with AML Laws, Regulations and Policies; (iii) will promptly deliver to the General Partner notice of any AML Laws, Regulations and Policies violation, suspicious activity, suspicious activity investigation or filed Suspicious Activity Report that relates to any prospective subscriber for Units; and (iv) will cooperate with the General Partner and deliver information reasonably requested by the General Partner concerning subscribers that purchased Units sold by the Selling Agent necessary for the General Partner or the Partnership to comply with AML Laws, Regulations and Policies.

SECTION 4.  BLUE SKY SURVEY.

     The General Partner agrees to cause Mayer, Brown, Rowe & Maw LLP, counsel to the General Partner, to prepare and deliver to the Selling Agent a Blue Sky Survey which shall set forth the United States jurisdictions in which the Units may be offered and sold. The General Partner agrees to use its best efforts to qualify the Units under the securities or Blue Sky laws of the various state jurisdictions listed in such Blue Sky Survey, and to maintain such qualification during the term of the offering, provided that the General Partner reserves the right to withdraw application for the Units' registration. It is understood and agreed that the Selling Agent may rely, in connection with the offering and sale of Units in any United States jurisdiction, on advice given by Mayer, Brown, Rowe & Maw LLP as to the legality of the offer or sale of the Units in such jurisdiction.

SECTION 5.  COVENANTS OF THE GENERAL PARTNER.

     (a) The General Partner will not file any amendment to the Registration Statement without giving the Selling Agent a reasonable period of time to review such amendment prior to filing or to which the Selling Agent reasonably objects, unless advised by counsel that doing so is required by law. The General Partner will notify the Selling Agent promptly (i) when any amendment to the Registration Statement shall have become effective or any supplement (not including any monthly report) to the Prospectus is filed, (ii) of the receipt of any further comments from the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body with respect to the Registration Statement,
(iii) of any request by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body for any further amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto, (iv) of any material criminal, civil or administrative proceedings against or involving the General Partner or the Partnership, (v) of the issuance by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body of any order suspending the effectiveness of the Registration Statement under the Securities Act, the registration or NFA membership of the General Partner as a "commodity pool operator," or the registration of the Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or any Promotional Material or of the institution, or notice of the intended institution, of any action or proceeding for that purpose, or (vi) of any threatened action of the type referred to in clauses (iii) through (v) of which the General Partner has been notified. In the event any order of the type referred to in clause (v) is issued, the General Partner agrees to use best efforts to obtain a lifting or rescinding of such order at the earliest feasible date.

     (b) The General Partner will deliver to the Selling Agent as many conformed copies of the Registration Statement as originally filed and each amendment thereto as the Selling Agent may reasonably request.

     (c) The General Partner will deliver to the Selling Agent as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) and of the Promotional Material as the Selling Agent may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

     (d) The General Partner will deliver to the Selling Agent: (i) copies of all "Blue Sky" and other state securities law clearances obtained by the Partnership and (ii) copies of all monthly and annual reports, and of any other communications, sent to the Limited Partners.

     (e) During the period when the Prospectus is required to be delivered pursuant to the 1933 Act, the General Partner and the Partnership will comply with all requirements imposed upon them by the 1933 Act, the SEC Regulations, the Commodity Act and the CFTC Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of the Units during such period in accordance with the provisions hereof and as set forth in the Prospectus.

     (f) If any event shall occur as a result of which it is necessary, in the reasonable opinion of the General Partner or the Selling Agent, to amend or supplement the Prospectus in order (i) to make the Prospectus not materially misleading in the light of the circumstances existing at the time it is delivered to a subscriber, or (ii) to conform with applicable CFTC or SEC Regulations, the General Partner shall promptly prepare and file such amendment(s) of or supplement(s) to the Prospective effecting the necessary changes, and furnish to the Selling Agent, at the expense of the General Partner, a reasonable number of copies of such amendment(s), or supplement(s). Upon receipt by the Selling Agent of notice of any such event or any notice pursuant to Section 5(a) above, the Selling Agent shall, at the request of the General Partner, immediately discontinue the offering of Units until the filing of the applicable amendment or supplement or lifting or rescinding of the applicable order, as the case may be. No such amendment or supplement shall be filed or used without the approval of the Selling Agent, which shall not be unreasonably withheld, delayed or conditioned.

SECTION 6.  PAYMENT OF EXPENSES AND FEES.

     The General Partner will pay all expenses incident to the performance of the obligations of the General Partner and the Partnership hereunder, including:
(i) the printing and delivery to the Selling Agent in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, of the Prospectus and any supplements or amendments thereto, and of any Promotional Material; (ii) the reproduction of this Agreement and the printing and filing of the Registration Statement and the Prospectus (and, in certain cases, the exhibits thereto) with the SEC and NFA; (iii) the filing fees payable to the SEC and the NASD; (iv) the qualification of the

Units under the securities or "Blue Sky" laws in the various jurisdictions, including filing fees and the fees and disbursements of the General Partner's counsel incurred in connection therewith; and (v) the services of Mayer, Brown, Rowe & Maw LLP and accountants for the General Partner and the Partnership.

     The General Partner and the Selling Agent are each aware of the limitations imposed by Rule 2810 of the NASD Conduct Rules on the aggregate compensation which may be received by the Selling Agent in connection with the offering and sale of the Units. The Selling Agent will in no event accept any payments from the General Partner which, when added to the upfront selling commissions (not including ongoing servicing fees paid with respect to Qualified Registered Representatives) which the Selling Agent receives on each sale of a Class A Unit by the Selling Agent, would exceed 10% of the gross proceeds of the Class A Units sold to the public by the Selling Agent.

SECTION 7.  CONDITIONS OF CLOSING.

     The sale of the Units is subject to the accuracy of the representations and warranties of the parties hereto, to the performance by such parties of their respective obligations hereunder and to the following further conditions:

     (a) The Registration Statement shall have become effective and at each Closing Time no order suspending the effectiveness thereof shall have been issued under the 1933 Act or proceeding therefor initiated or threatened by the SEC, and the NFA shall have accepted the Prospectus as a Disclosure Document pursuant to CFTC Regulations and NFA Rules without a finding of further deficiencies.

     (b) At the Initial Closing Time, Mayer, Brown, Rowe & Maw LLP, counsel to the General Partner, shall deliver its opinion, in form and substance satisfactory to the parties here to, to the effect that:

            (i) The Partnership is duly organized pursuant to the Delaware Act and is validly existing and in good standing under the laws of the State of Delaware with full power and authority to engage in the business to be conducted by it, as described in the Registration Statement and the Prospectus. The Partnership is in good standing and qualified to do business in each jurisdiction in which such qualification is necessary in order to protect the limited liability of Limited Partners and in which the nature or conduct of its business as described in the Registration Statement and Prospectus requires such qualification and the failure to be so qualified would have a Material Adverse Effect on the Partnership.

            (ii) The General Partner is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and is in good standing and qualified to do business in each other jurisdiction in which the failure to so qualify would have a Material Adverse Effect on the Partnership. The General Partner has full power and authority to perform its obligations as described in the Registration Statement, the Prospectus and herein, and all action required to be taken by the General Partner and the Partnership as a condition to the subscription for and sale of the Units to qualified subscribers therefore has been taken.

            (iii) The General Partner (including the General Partner's principals) and the Partnership each has all federal and state governmental and all regulatory and self-regulatory approvals and licenses, and has received or made all filings and registrations with federal and state governmental and all regulatory and self-regulatory agencies necessary in order for the General Partner and the Partnership, respectively, to conduct their respective businesses as described in the Registration Statement and Prospectus, and, to the best of their knowledge, none of such approvals, licenses or registrations have been rescinded or revoked.

            (iv) This Agreement has been duly authorized, executed and delivered by or on behalf of the General Partner and the Partnership, and assuming that such agreement is binding on the other parties hereto, this Agreement constitutes a valid, binding and enforceable agreement of the General Partner and the Partnership, in each case in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and except as enforceability of indemnification provisions may be limited by applicable law and the enforcement of any specific terms or remedies may be unavailable.

            (v) The execution and delivery of this Agreement and the Limited Partnership Agreement, and the incurrence of the obligations herein, therein and in the Prospectus set forth and the consummation of the transactions contemplated herein, therein and in the Prospectus will not be in contravention of any of the provisions of the General Partner's organizational documents and, to the best of their knowledge, will not constitute a breach of, or default under, any instrument by which the General Partner or the Partnership is bound or any order, rule or regulation applicable to the General Partner or the Partnership of any court or any governmental body or administrative agency having jurisdiction over the General Partner or the Partnership.

            (vi) To the best of their knowledge, there are no actions, claims or proceedings pending or threatened in any court or before or by any governmental or administrative agency or regulatory or self-regulatory body, nor have there been any such suits, claims or proceedings within the last five years, to which the General Partner (or any principal of the General Partner) or the Partnership is or was a party, or to which any of their assets is or was subject, which are required to be, but are not, disclosed in the Registration Statement or Prospectus or which might reasonably be expected to result in any material adverse change in the financial condition, business or prospects of the General Partner or the Partnership.

            (vii) No authorization, approval or consent of any governmental or self-regulatory authority or agency is necessary in connection with the subscription for and sale of the Units, except such as may be required under the 1933 Act, the Commodity Act, NFA compliance rules, NASD rules or applicable securities or "Blue Sky" laws.

            (viii) The information in the Prospectus under the caption "Federal Income Tax Aspects," to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by them and is correct in all material respects, insofar as it relates to the income tax consequences to the Partnership and to the federal income tax consequences of an investment in the Partnership by U.S. individual taxpayers.

            (ix) The Registration Statement is effective under the 1933 Act and no proceeding for a stop order is pending or, to the best of their knowledge, threatened under Section 8 of the 1933 Act or any applicable state "Blue Sky" laws.

            (x) At the time the Registration Statement and any post-effective amendment thereto became effective, the Registration Statement, and at the time the Prospectus and any amendments or supplements thereto were first issued, the Prospectus, complied as to form in all material respects with the requirements of the 1933 Act, SEC Regulations, the Commodity Act, the CFTC regulations and the rules of the NFA. Nothing has come to their attention that would cause them to believe that (A) at the time that the Registration Statement and any post-effective amendment thereto became effective, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) the Prospectus as first issued or as subsequently issued or at the Initial Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that such counsel need express no opinion or belief (A) as to the financial statements, notes thereto and other financial or statistical data set forth in the Registration Statement and Prospectus, (B) as to the performance data set forth in the Registration Statement, or (C) the pro forma adjustments made to the actual performance data set forth in the Registration Statement.

            (xi) Assuming operation in accordance with the Prospectus, the Partnership at a Closing Time will not be an "investment company" as that term is defined in the Investment Company Act of 1940, as amended, and the General Partner need not be registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended, in respect of its management of the Partnership.

            (xii) Such counsel shall state that it has participated in conferences with officers and other representatives of the General Partner and representatives of the independent public accountants for the General Partner and the Partnership, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus, and no facts have come to the attention of such counsel which cause them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective, or the Prospectus or any amendment or supplement thereto, as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and notes thereto and other financial and statistical data or past performance information included therein.)

          (xiii) Such counsel shall also state that to the knowledge of such counsel, based solely on its review of its litigation docket and an officer's certificate from the General Partner: there are no legal or governmental proceedings pending to which the Partnership or the General Partner is a party, that are required to be described in the Registration Statement or the

Prospectus that are not so described; and to such counsel's knowledge no such proceedings are threatened by governmental authorities or others.

     (c) At each Closing Time, the General Partner shall deliver a certificate to the effect that: (i) no order suspending the effectiveness of the Registration Statement has been issued and no proceedings therefor have been instituted or to the best of their knowledge upon due and diligent inquiry threatened by the SEC, the CFTC or other regulatory or self-regulatory body;
(ii) the representations and warranties of the General Partner contained herein are true and correct with the same effect as though expressly made at such Closing Time and in respect of the Registration Statement as in effect at such Closing Time; and (iii) the General Partner has performed all covenants and agreements herein contained which are required to be performed on their part at or prior to such Closing Time.

     (d) At or prior to the Initial Closing Time, the Partnership shall have received a capital contribution of the General Partner in the amount required by the Limited Partnership Agreement and as described in the Prospectus.

     (e) At the Initial Closing Time, executed copies of the Limited Partnership Agreement, any Additional Selling Agent Agreements and this Agreement shall be delivered to all parties.

     (f) The parties hereto shall have been furnished with such additional information, opinions and documents, including supporting documents relating to parties described in the Prospectus and certificates signed by such parties with regard to information relating to them and included in the Prospectus as they may reasonably require for the purpose of enabling them to pass upon the sale of the Units as herein contemplated and related proceedings, in order to evidence the accuracy or completeness of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all actions taken by the parties hereto in connection with the sale of the Units as herein contemplated shall be reasonably satisfactory in form and substance to Mayer, Brown, Rowe & Maw LLP, counsel for the General Partner and to the counsel for the Selling Agent.

     If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled prior to a Closing Time, this Agreement and all obligations hereunder may be cancelled by any party hereto by notifying the other parties hereto of such cancellation in writing or by fax at any time at or prior to such Closing Time, and any such cancellation or termination shall be without liability of any party to any other party other than in respect of Units already sold and except as otherwise provided in Sections 6 and 8 of this Agreement.

SECTION 8.  INDEMNIFICATION, CONTRIBUTION AND EXCULPATION.

     (a) The General Partner severally (and not the Partnership) agrees to indemnify and hold harmless the Selling Agent and each person, if any, who controls the Selling Agent within the meaning of Section 15 of the 1933 Act, as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever arising from any breach of any representation or warranty of the General Partner set forth herein or from any untrue statement of a material fact or alleged untrue statement of a material fact contained in the Registration Statement, in the Prospectus (or any amendment or supplement thereto) or in the Promotional Material or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body commenced or threatened, or of any claim whatsoever, based upon any such breach, untrue statement or omission or any such alleged untrue statement or omission (any settlement to be subject to indemnity hereunder only if effected with the written consent of the General Partner); and

            (iii) against any and all expense whatsoever (including the fees and disbursements of counsel) reasonably incurred in investigating, preparing or defending against litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such material breach, untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses (i) or (ii) above;

PROVIDED, HOWEVER, that: (A) the General Partner will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration, Statement, the Prospectus or the Promotional Material in reliance upon and in conformity with written information furnished to the General Partner by or on behalf of the Selling Agent specifically for inclusion therein; and (B) such indemnity with respect to any Prospectus shall not inure to the benefit of the Selling Agent (or any person controlling the Selling Agent) from whom the person asserting any such loss, liability, claim, damage or expense purchased the Units that are the subject thereof if such person did not receive a copy of the Prospectus, as amended or supplemented, at or prior to the confirmation of the sale of such Units to such person and any untrue statement or omission of a material fact contained in any Prospectus was corrected in the Prospectus, as amended or supplemented. This indemnity agreement will be in addition to any liability that the General Partner may otherwise have.

     (b) The Selling Agent agrees to indemnify and hold harmless the General Partner, each of its managers and members, each of its officers who signs the Registration Statement, and each person who controls the General Partner within the meaning of Section 15 of the 1933 Act to the same extent as the foregoing indemnities to the Selling Agent, but only with reference to the written information relating to the Selling Agent furnished to the General Partner, by or on behalf of the Selling Agent specifically for inclusion in the documents referred to in the indemnity set forth in subsection (a). This indemnity agreement will be in addition to any liability which the Selling Agent may otherwise have.

     (c) If the indemnification provided for in this Section 8 shall for any reason be unavailable to any otherwise indemnified party (or a controlling person of the indemnified party) in respect of any loss, liability, claim, damage or expense referred to herein, then the otherwise indemnifying person shall, in lieu of indemnifying the otherwise indemnified party (or controlling person) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense: (i) in such proportion as shall be appropriate to reflect the relative benefits received by the General Partner on the one hand and the Selling Agent on the other from the offering of the Units by the Selling Agent; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the General Partner on the one hand and the Selling Agent on the other with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. In no event shall the aggregate contribution or liability of the Selling Agent exceed the aggregate upfront selling commissions and ongoing servicing fees paid to the Selling Agent hereunder. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the General Partner on the one hand or the Selling Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Section 8(c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an otherwise indemnifying party (or controlling person) to the otherwise indemnified party as a result of the loss, liability, claim, damage or expense referred to above in this Section 8(c), shall be deemed to include, for purposes of this Section 8(c), any legal or other expenses reasonably incurred by such otherwise indemnified party in connection with investigating or defending any such action or claim.

     (d) In no case shall a party be liable under this indemnity and contribution agreement with respect to any claim unless such party shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure to so notify such party shall not relieve the such party from any liability which it may have otherwise than on account of this indemnity and contribution agreement, unless such party has been prejudiced by such failure. Such party shall be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit so brought, which defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party (or party entitled to contribution hereunder) or parties, defendant or defendants therein.

     Each party agrees to notify the other party within a reasonable time of the assertion of any claim in connection with the sale of the Units against it or any of its officers or directors or any controlling person within the meaning of
Section 15 of the 1933 Act.

SECTION 9.  STATUS OF PARTIES.

     In marketing Units pursuant to this Agreement, the Selling Agent is acting solely as an agent for the Partnership, and not as a principal. The Selling Agent will use its best efforts to assist the Partnership in obtaining performance by each purchaser solicited by the Selling Agent whose offer to purchase Units from the Partnership has been accepted on behalf of the Partnership, but the Selling Agent shall not have any liability to the Partnership in the event that Subscription Agreements and Powers of Attorney are improperly completed or any such purchase is not consummated for any reason. Except as specifically provided herein, the Selling Agent shall in no respect be deemed to be an agent of the Partnership.

SECTION 10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

     All representations, warranties and agreements contained in this Agreement or contained in certificates of any party hereto submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Selling Agent, the General Partner, the Partnership, or any person who controls any of the foregoing, and shall survive the Closing Times.

SECTION 11. TERMINATION.

     In addition to any other termination rights set forth elsewhere in this Agreement, each party shall have the right to terminate this Agreement: (i) at any time upon no less than fifteen (15) business days' prior written notice to the non-terminating party; or (ii) at any time upon written notice to the non-terminating party in the event the non-terminating party breaches a material representation, warranty or covenant of this Agreement.

SECTION 12. SURVIVAL.

     Irrespective of the expiration or termination of this Agreement, Sections 2 (with respect to compensation payable for Units outstanding as of the date of termination), 6 and 8 hereof shall survive, and all applicable provisions of this Agreement with respect to outstanding Units.

SECTION 13. NOTICES AND AUTHORITY TO ACT.

     All communications hereunder shall be in writing and, if sent to the General Partner or the Partnership, shall be mailed, delivered or faxed and confirmed to the General Partner at: RefcoFund Holdings, LLC, 550 West Jackson, Suite 1300, Chicago, Illinois 60661, Facsimile No. __________, Attention:
____________; with copies to Mayer, Brown, Rowe & Maw LLP, 190 South LaSalle, Chicago, Illinois 60603, Facsimile No. (312) 701-7711, Attention: Joseph P. Collins. If sent to the Selling Agent, shall be mailed, delivered or faxed and confirmed to it at Refco Securities, LLC, One World Financial Center, 200 Liberty Street, New York, New York 10281, Attention: _______________ ,with copies to ___________________________________, Attention:________________.
Notices shall be effective when actually received.

SECTION 14. PARTIES; ASSIGNMENT.

     This Agreement shall inure to the benefit of and be binding upon the Selling Agent, the Partnership, the General Partner and such parties' respective successors and permitted assigns to the extent provided herein. This Agreement and the conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and their respective successors, permitted assigns and controlling persons and parties indemnified hereunder, and for the benefit of no other person, firm or corporation. No limited partners shall be considered to be a successor or an assignee solely on the basis of such purchase. No party may assign its rights or obligations under this Agreement to any other person without the prior written consent of the other parties hereto.

SECTION 15. GOVERNING LAW.

     This Agreement and the rights and obligations of the parties created hereby shall be governed by the laws of the State of New York.

SECTION 16. CONSENT TO JURISDICTION.

     The parties hereto agree that any action or proceeding arising directly, indirectly, or otherwise in connection with, out of, related to, or from this Agreement, any breach hereof, or any transaction covered hereby, shall be resolved, whether by arbitration or otherwise, within the City of New York, and State of New York. Accordingly, the parties hereto consent and submit to the jurisdiction of the federal and state courts and applicable arbitral body located within the City of New York, and State of New York. The parties further agree that any such action or proceeding brought by any party to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the federal or state courts, or if appropriate, before any applicable arbitral body, located within the City of New York, and State of New York.

SECTION 17. COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which shall be an original and both of which together shall be deemed one and the same instrument.

     If the foregoing is in accordance with each party's understanding of their agreement, each party is requested to sign and return to the General Partner and the Partnership a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among them in accordance with its terms.

                              Very truly yours,

                              S&P MANAGED FUTURES INDEX FUND, LP

                              By:  RefcoFund Holdings, LLC, General Partner

                              By:
                                 -------------------------------------


                              REFCO FUND HOLDINGS, LLC

                              By:
                                 -------------------------------------


Confirmed and accepted as of the date first above written:
REFCO SECURITIES, LLC


By:
   -----------------------------------------

Title:
      --------------------------------------

                                    EXHIBIT A

                       ADDITIONAL SELLING AGENT AGREEMENT

                          S&P MANAGED FUTURES INDEX, LP

                        (A DELAWARE LIMITED PARTNERSHIP)

                                  $100,000,000

                      UNITS OF LIMITED PARTNERSHIP INTEREST


                             REFCOFUND HOLDINGS, LLC

                                 GENERAL PARTNER


                                 DATED ___, 2003

                       S&P MANAGED FUTURES INDEX FUND, LP

                                TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
Section 1.    Representations and Warranties of the General Partner.                   1

Section 2.    Offering and Sale of Units                                               5

Section 3.    Compliance with Rule 2810 and General Laws                               8

Section 4.    Blue Sky Survey.                                                        11

Section 5.    Covenants of the General Partner                                        11

Section 6.    Payment of Expenses and Fees.                                           12

Section 7.    Conditions of Closing.                                                  13

Section 8.    Indemnification, Contribution and Exculpation.                          16

Section 9.    Status of Parties.                                                      18

Section 10.   Representations, Warranties And Agreements to Survive Delivery.         19

Section 11.   Termination.                                                            19

Section 12.   Survival.                                                               19

Section 13.   Notices and Authority to Act.                                           19

Section 14.   Parties; Assignment                                                     19

Section 15.   Governing Law.                                                          20

Section 16.   Consent to Jurisdiction.                                                20

Section 17.   Counterparts                                                            20

                       S&P MANAGED FUTURES INDEX FUND, LP

                        (A DELAWARE LIMITED PARTNERSHIP)

                                  $100,000,000

                      UNITS OF LIMITED PARTNERSHIP INTEREST

                           INITIALLY $1,000 PER UNIT;

                 THEREAFTER PREVAILING NET ASSET VALUE PER UNIT

                       ADDITIONAL SELLING AGENT AGREEMENT

                                    ___, 2003

[ADDITIONAL SELLING AGENT]

___________________
___________________
___________________

Dear Sirs:

     RefcoFund Holdings, LLC, a Delaware limited liability company (the "General Partner"), has caused the formation, on May 13, 2003, of a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") under the name, S&P Managed Futures Index Fund, LP (the "Partnership"), designed to seek returns that substantially track the Standard & Poor's Managed Futures Index before expenses of the Partnership. Refco Securities, LLC (the "Principal Selling Agent") has been appointed pursuant to a Selling Agreement by and among itself, the General Partner and Partnership, as the principal Selling Agent for the Partnership. Other selling agents (the "Additional Selling Agents") may be selected by the General Partner, with the consent of the Principal Selling Agent in accordance with the terms of the Selling Agreement. You have been so selected by the General Partner, and the Principal Selling Agent has consented to such selection. We understand that you are willing to use your best efforts to market the Partnership's units of limited partnership interest ("Units"). This Additional Selling Agent Agreement shall be referred to herein as the "Agreement".

     Accordingly, the Additional Selling Agent, the General Partner and the Partnership, intending to be legally bound, hereby agree as follows.

SECTION 1.  REPRESENTATIONS AND WARRANTIES OF THE GENERAL PARTNER.

     The General Partner represents and warrants to the Additional Selling Agent as follows -- such representations and warranties to be restated and reaffirmed as of each Closing Time (as defined in Section 2(e) hereof):

     (a) The Partnership has provided to the Selling Agent, and filed with the Securities and Exchange Commission (the "SEC"), a registration statement on Form S-1 (No. 333-107357), as initially filed with the SEC on July 25, 2003, Amendment No. 1 as filed on ______, 2003, and any amendment or amendments thereto, for the registration of the Units under the Securities Act of 1933, as amended (the "1933 Act"), and has filed one copy thereof with the National Futures Association (the "NFA") in accordance with NFA Compliance Rule 2-13, the Commodity Exchange Act, as amended (the "Commodity Act") and the rules and regulations thereunder (the CFTC Regulations"). The registration statement as amended and delivered to all parties hereto at the time it becomes effective together with any registration statement filed to register additional Units under the 1933 Act pursuant to Rule 462(b) and the prospectus included therein are hereinafter called the "Registration Statement" and the "Prospectus," respectively, except that (i) if the Partnership files a subsequent post-effective amendment to the registration statement, then the term "Registration Statement" shall, from and after the declaration of the effectiveness of such post-effective amendment, refer to the registration statement as amended by such post-effective amendment thereto, and the term "Prospectus" shall refer to the prospectus as most recently issued by the Partnership pursuant to the rules and regulations of the SEC promulgated under the 1933 Act (the "SEC Regulations"), together with any current supplement or supplements thereto.

     The General Partner agrees to suspend the offering immediately and inform the Additional Selling Agent if the General Partner has any reason to believe that it may be necessary or advisable to amend the Registration Statement or supplement the Prospectus.

     No reference to the Additional Selling Agent may be made in the Registration Statement, Prospectus or in any promotional brochure or other marketing materials (collectively, "Promotional Material") including "Tombstone Ads" or other communications qualifying under Rule 134 of the SEC Regulations, which has not been approved in writing by the Additional Selling Agent, which approval the Additional Selling Agent may withhold in its sole and absolute discretion. The Partnership will cooperate with the Selling Agent in causing to be filed all Promotional Material with the National Association of Securities Dealers, Inc. (the "NASD"), and will not use any such Promotional Material unless the NASD has stated in writing that it appears to comply with all applicable standards or the requirement for such a statement has been waived by the Additional Selling Agent. The Partnership will file, or cause to be filed, all Promotional Material in state jurisdictions as requested or required by law, and will not use any such Promotional Material in any state which has expressed any objection thereto (except pursuant to agreed-upon modifications to the Promotional Material).

     All representations, warranties and indemnities set forth herein will be deemed to be restated in their entirety as of each Closing Time (as defined in Section 2(e) hereof).

     (b) The certificate of limited partnership (the "Certificate of Limited Partnership") pursuant to which the Partnership has been formed and the Limited Partnership Agreement of the Partnership (the "Limited Partnership Agreement") provide for the subscription for and sale of the Units of the Partnership; all action required to be taken by the General Partner and the Partnership as a condition to the sale of the Units to qualified subscribers therefor has been, or prior to the Initial Closing Time (as defined in Section 2 hereof) will have been, taken; and, upon payment of the consideration therefor specified in all accepted Subscription Agreements and

Powers of Attorney, the form of which is set forth as Appendix B to the Prospectus, the Units will constitute valid units of limited partnership interest in the Partnership as to which the subscribers thereto will have limited personal liability to the extent provided in the Delaware Act and will be Limited Partners of the Partnership entitled to all the applicable benefits under the Limited Partnership Agreement and the Delaware Act.

     (c) The Partnership is duly organized pursuant to the Delaware Act and is validly existing and in good standing under the laws of the State of Delaware with full power and authority to engage in the business to be conducted by it, as described in the Registration Statement and the Prospectus. The Partnership is in good standing and qualified to do business in each jurisdiction in which such qualification is necessary in order to protect the limited liability of Limited Partners and in which the nature or conduct of its business as described in the Registration Statement and Prospectus requires such qualification and the failure to be so qualified would have a material adverse effect ("Material Adverse Effect") on the Partnership.

     (d) The General Partner is, and will continue to be so long as it is the general partner of the Partnership, a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business as described in the Registration Statement and Prospectus requires such qualification and the failure to be so qualified would have a Material Adverse Effect on the Partnership or the General Partner's ability to perform its obligations hereunder.

     (e) The Partnership and the General Partner each have full limited partnership and limited liability company power and authority, as the case may be, under applicable law to perform its respective obligations under the Limited Partnership Agreement, and this Agreement, and to conduct its business as described in the Registration Statement and Prospectus.

     (f) When the Registration Statement becomes effective under the 1933 Act and at all times subsequent thereto up to and including each Closing Time, the Registration Statement, Prospectus and Promotional Material will comply in all material respects with the requirements of the 1933 Act, the SEC Regulations, the Commodity Act and the CFTC Regulations and will be accurate and complete in all material respects. Each of the Registration Statement, Prospectus and Promotional Material as of the Initial Closing Time and each Closing Time thereafter will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statements are made, not misleading; provided however, that this representation and warranty does not apply to statements made or omitted in reliance upon, and in conformity with, written information furnished to the General Partner with respect to the Additional Selling Agent by or on behalf of the Additional Selling Agent, expressly for use in such Registration Statement, Prospectus or Promotional Material.

     (g) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not have been any material adverse change in the financial condition, business or prospects of the General Partner or the Partnership of which the Additional Selling Agent has not been informed by the General Partner.

     (h) Each of the Limited Partnership Agreement and this Agreement has been duly and validly authorized, executed and delivered by the General Partner (on behalf of the Partnership with respect to this Agreement) and by the General Partner, and each constitutes a valid, binding and enforceable agreement of the Partnership and the General Partner in accordance with its terms.

     (i) The execution and delivery of the Limited Partnership Agreement and this Agreement, the incurrence of the obligations set forth therein and herein and the consummation of the transactions contemplated therein, herein and in the
Prospectus: (i) will not constitute a breach of, or default under, any instrument or agreement by which the General Partner or the Partnership, as the case may be, or any of their property or assets is bound, or any statute, order, rule or regulation applicable to the General Partner or the Partnership, as the case may be, except as would not be reasonably likely to have a Material Adverse Effect on the Partnership or the General Partner; (ii) will not result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the General Partner or the Partnership, except as would not be reasonably likely to have a Material Adverse Effect on the Partnership or the General Partner; and (iii) will not give any party a right to terminate its obligations or result in the acceleration of any obligations under any material instrument or agreement by which the General Partner or the Partnership, as the case may be, or any of their respective property or assets is bound, except as would not be reasonably likely to have a Material Adverse Effect on the Partnership or the General Partner.

     (j) Except as otherwise disclosed in the Registration Statement or the Prospectus, there is not pending nor, to the best of the General Partner's knowledge, threatened any action, suit or proceeding before or by any court or other governmental body to which the General Partner or the Partnership is a party, or to which any of the assets of the General Partner or the Partnership is subject, which would reasonably be expected to have a Material Adverse Effect on the financial condition, business or prospects of the General Partner or the Partnership or which is required to be disclosed in the Registration Statement or Prospectus pursuant to the Commodity Act, the 1933 Act, the CFTC Regulations or the SEC Regulations.

     (k) No stop order relating to the Registration Statement has been issued by any federal or state securities commission, and no proceedings therefor are pending or, to the best knowledge of the General Partner, threatened.

     (l) The General Partner and each of its principals and employees have, and will continue to have so long as it is the general partner of the Partnership, all federal and state governmental, regulatory, self-regulatory and commodity exchange approvals and licenses, and the General Partner (either on behalf of itself or its principals and employees) has effected all filings and registrations with federal and state governmental, regulatory or self-regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its or their obligations as described under the Limited Partnership Agreement except as would not be reasonably likely to have a Material Adverse Effect on the Partnership or the General Partner (including, without limitation: (i) registration as a commodity pool operator under the Commodity Act and (ii) membership in the NFA as a "commodity pool operator"); and this Agreement and the performance of such obligations will not contravene or result in a breach of: (A) any provision of the General Partner's organizational documents; or (B) any agreement, instrument, order, law or regulation binding upon the General Partner or any of its employees or principals, except as would not be reasonably likely to have a Material Adverse Effect on the Partnership or the General Partner.

     (m) The Partnership does not require any federal or state governmental, regulatory, self-regulatory or commodity exchange approvals or licenses, and the Partnership need not effect any filings or registrations with any federal or state governmental agencies in order to conduct its business and to act as contemplated by the Registration Statement and Prospectus and to issue and sell the Units (other than filings under the 1933 Act, the Commodity Act and state securities laws relating solely to the offering of the Units).

     (n) The General Partner has the financial resources necessary to meet its obligations to the Additional Selling Agent hereunder.

     (o) The actual performance of the other funds managed by the General Partner is disclosed in the Prospectus as required by the rules under the Commodity Act and of the NFA; all of the information regarding the actual performance of other funds managed by the General Partner set forth in the Prospectus is complete and accurate in all material respects and, except as disclosed in the Prospectus, is in accordance and compliance with the disclosure requirements under the Commodity Act and the CFTC Regulations as well as of the NFA.

     (p) The accountants who certified the financial statements of the General Partner and of the Partnership included in the Registration Statement are, with respect to the General Partner and the Partnership, independent public accountants as required by the 1933 Act and the SEC Regulations. These financial statements fairly present the financial condition of the General Partner and the Partnership, as the case may be, as of the dates shown and are presented in accordance with generally accepted accounting principles as currently in effect in the United States.

SECTION 2.  OFFERING AND SALE OF UNITS.

     (a) The Additional Selling Agent is hereby appointed as a non-exclusive Additional Selling Agent for the Partnership during the term herein specified for the purpose of finding acceptable subscribers for the Units through a public offering of such Units. Subject to the performance by the General Partner of its obligations hereunder and to the completeness and accuracy in all material respects of the representations and warranties of the General Partner contained herein, the Additional Selling Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts to find acceptable subscribers for the Units, provided that there is no minimum number of Units for which the Selling Agent agrees to find subscribers.

     It is understood that the Additional Selling Agent's agreement to use its best efforts to find acceptable subscribers for the Units shall not prevent it from acting as a selling agent or underwriter for the securities of other issuers, including affiliates, which may be offered or sold during the term hereof. The agency of the Additional Selling Agent hereunder shall continue until the expiration or termination of this Agreement, as provided herein, including such additional period as may be required to effect a final closing of the sale of the Units subscribed for through the Additional Selling Agent through the date of termination. All subscriptions are subject to acceptance or rejection, in whole or in part in the General Partner's sole discretion, and no compensation shall be due hereunder in respect of rejected subscriptions.

     The Additional Selling Agent acknowledges that the Units are divided into separate classes each of which is open for investment only by certain subscribers as described in the Prospectus. The Class B units may be offered only by qualified broker-dealers that offer a wrap fee program and fee-only registered investment advisers.

     Each subscriber shall be required to submit a minimum subscription of at least $10,000 ($3,000 for individual retirement accounts; $2,500 for existing Limited Partners making additional investments), subject to the higher minimum requirements imposed by certain state regulators as set forth in Exhibit B to the Prospectus. Units shall be sold in fractions calculated to three decimal places.

     The General Partner agrees to pay, from its own funds, to the Additional Selling Agent an upfront selling commission of $30 per Class A Unit on each Class A Unit sold by the Additional Selling Agent at the Initial Closing (3% of the Net Asset Value per Class A Unit on each Class A Unit sold by the Additional Selling Agent at each Additional Closing) each as defined in Section 2(f) hereof.

     The Additional Selling Agent agrees that it will promptly pass on to its Registered Representatives that portion of the upfront selling commissions received from the General Partner to which such Registered Representatives are entitled pursuant to the Additional Selling Agent's standard compensation procedures, as determined by the Additional Selling Agent from time to time.

     (b) For ongoing services rendered to Limited Partners, the General Partner shall pay the Additional Selling Agent, provided the Additional Selling Agent is and remains registered with the CFTC as a "futures commission merchant" or "introducing broker" and a member in good standing of the NFA in such capacity, ongoing servicing fees in an amount equal to 0.167% (a 2% annual rate) of the month-end Net Asset Value of all Class A Units sold by the Additional Selling Agent remaining outstanding as of the end of each month (including Class A Units redeemed as of the end of such month). Such ongoing servicing fees shall begin to accrue with respect to each Class A Unit only after the end of the twelfth full month after the closing on the sale of such Class A Unit and shall continue only for as long as such Class A Unit remains outstanding. The
General Partner shall pay the ongoing servicing fees due to the Additional Selling Agent within fifteen (15) business days of the end of each month.

     Notwithstanding the foregoing, ongoing servicing fees shall be payable to the Additional Selling Agent only in respect of Class A Units sold by Registered Representatives who are themselves registered with the CFTC and who have passed either the Series 3 National Commodity Futures Examination or the Series 31 Futures Managed Funds Examination ("Qualified Registered Representatives"), and are contingent upon the provision by such Qualified Registered Representatives of ongoing services in connection with the Class A Units sold by such Qualified Registered Representatives, including: (i) inquiring of the General Partner from time to time, at the request of a limited partner, as to the Net Asset Value of a Class A Unit; (ii) inquiring of the General Partner from time to time, at the request of a limited partner, regarding the futures markets and the Partnership; (iii) assisting, at the request of the General Partner, in the redemption of Class A Units; and (iv) providing such other services to the limited partners as the General Partner may, from time to time, reasonably request. The Additional Selling Agent agrees to adopt procedures to monitor the adequacy of the ongoing services provided by its Qualified Registered Representatives.

     The Additional Selling Agent agrees to pass ongoing servicing fees on to its Qualified Registered Representatives on an ongoing basis, pursuant to the Additional Selling Agent's standard compensation procedures, as determined by the Additional Selling Agent from time to time.

     In the case of Class A Units with respect to which there is no Qualified Registered Representative the General Partner will pay the Additional Selling Agent installment selling commissions at the same rate as in the case of ongoing servicing fees, provided that, pursuant to applicable NASD policy, the total of such installment selling commissions plus the upfront selling commission do not exceed 10% of the initial subscription price of such Class A Units. The Additional Selling Agent agrees to adopt procedures to monitor the payment of upfront selling commissions and installment selling commissions so as to ensure that they are in compliance with NASD rules and policies.

     The Additional Selling Agent agrees to pass installment selling commissions on to its Registered Representatives on an ongoing basis, pursuant to the Additional Selling Agent's standard compensation procedures, as determined by the Additional Selling Agent from time to time.

     (c) The Additional Selling Agent must be either (i) a broker-dealer who is a member in good standing of the NASD, or (ii) a foreign bank, broker, dealer or institution ineligible for membership in a registered securities association (within the meaning of Rule 2420 of the NASD's Conduct Rules) and agree that it will make no sales of Units within the United States, its territories or possessions or areas subject to its jurisdiction.

     (d) Ongoing servicing fees and installment selling commissions will be paid at the end of each month on the basis of the Units outstanding during each month during such month. Net Assets, for purposes of determining ongoing servicing fees and installment selling commissions, shall be calculated after reduction of all expenses of the Partnership, including accrued and unpaid expenses as set forth in the Partnership Agreement.

     The Additional Selling Agent (unless it is a foreign dealer), although otherwise entitled to ongoing servicing fees, will not be entitled to receipt thereof for any month during any portion of which the Registered Representative who is receiving compensation based upon such ongoing servicing fees is at any time not properly registered with the CFTC or does not provide the ongoing services described above.

     (e) At the end of the Initial Offering Period specified on the cover of the Prospectus, the General Partner shall notify the Additional Selling Agent of the initial closing of the Partnership (the "Initial Closing" and the date of such closing, the "Initial Closing Time"), as well as of the aggregate number of Units for which the General Partner has received acceptable subscriptions. Following the Initial Closing Time, Units may continue to be sold as of the first day of each calendar month (each such sale, an "Additional Closing" and each such date a "Closing Time"), in the discretion of the Partnership.

     (f) The Partnership shall not in any respect be responsible for any upfront selling commissions, ongoing servicing fees or installment selling commissions described herein. All such commissions are to be solely the responsibility of the General Partner.

     (g) Notwithstanding anything in this Section 2 to the contrary, the Additional Selling Agent shall not be entitled to any compensation hereunder in respect of a sale to any subscriber if the General Partner determines that another authorized selling agent of the Partnership is primarily responsible for or should otherwise be credited with such sale. In making this determination, the General Partner shall endeavor to act fairly. Any dispute regarding compensation shall be conclusively resolved by the General Partner.

SECTION 3.  COMPLIANCE WITH RULE 2810 AND GENERAL LAWS.

     (a) The Additional Selling Agent will use its best efforts to find eligible persons to purchase the Units on the terms stated herein and in the Registration Statement and Prospectus. It is understood that the Additional Selling Agent has no commitment with regard to the sale of the Units other than to use its best efforts. In connection with the offer, sale and distribution of the Units, the Additional Selling Agent represents and warrants that it will comply fully with all applicable laws and regulations, and the rules, policy statements and interpretations of the NASD, the SEC, the CFTC, state securities administrators and any other regulatory or self-regulatory body. In particular, and not by way of limitation, the Additional Selling Agent represents and warrants that it is familiar with Rule 2810 of the NASD Conduct Rules and that it will comply fully with all the terms thereof in connection with the offering and sale of the Units. The Additional Selling Agent will not execute any sales of Units from a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

     (b) The Additional Selling Agent agrees not to recommend the purchase of Units to any subscriber unless the Additional Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that: (i) (to the extent relevant for the purposes of Rule 2810 and giving due consideration to the fact that the Partnership is in no respects a "tax shelter") the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Partnership, including the tax benefits (if any) described in the Prospectus; (ii) the subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Partnership; (iii) the subscriber qualifies as an acceptable subscriber on the basis set forth in the Prospectus, the Subscription Agreement and Power of Attorney; (iv) acceptance of the subscriber's subscription will not otherwise breach any laws, rules and regulations designed to avoid money laundering applicable to either the Additional Selling Agent, the General Partner or the Partnership; and (v) the Units are otherwise a suitable investment for the subscriber. The Additional Selling Agent agrees to maintain such records as are required by the applicable rules of the NASD and the state securities commissions for purposes of determining investor suitability. In connection with making the foregoing representations and warranties, the Additional Selling Agent further represents and warrants that it has, among other things, examined the Prospectus including, without limitation, the sections identified below and has obtained such additional information from the General Partner regarding the information set forth thereunder as the Additional Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Partnership and provides an adequate basis to subscribers for evaluating an investment in the Units:

     "The Risks You Face"

     "Investment Factors"

     "Performance Information"

     "The General Partner"

     "The Sub-Investment Manager"

     "Investment Program"

     "Use of Proceeds"

     "Charges"

     "Redemptions; Net Asset Value"

     "Conflicts of Interest"

     "The Fund's Limited Partnership Agreement"

     "Federal Income Tax Aspects"

     "Pro Forma Aggregate Historical Returns of Index Constituents"

     "The Futures and Forward Markets"

     In connection with making the representations and warranties set forth in this paragraph, the Selling Agent has not relied on inquiries made by or on behalf of any other parties.

     The Selling Agent agrees to inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

     (c) All payments for subscriptions may be made by subscriber check payable to "S&P Managed Futures Index Fund, LP" or wire transfer (for deposit during the Initial Closing in the Partnership's escrow account maintained at Fifth Third Bank, Cincinnati, Ohio, and following the Initial Closing for deposit in the Partnership's bank account maintained at ___________), and submitted, along with a completed Subscription Agreement and Power of

Attorney, to the Additional Selling Agent. Such payments will be transmitted by Noon, New York time, on the business day (in the case of foreign dealers, as soon as practicable) following receipt thereof in accordance with the procedures set forth in the Prospectus and the Subscription Agreement and Power of Attorney. Alternatively, payments for subscriptions may be made by wire transfer of funds pursuant to the wire transfer instructions set forth in the Subscription Agreement.

     (d) As an alternative to submitting subscription checks or making a wire transfer, a subscriber may instead authorize the Additional Selling Agent to debit the subscriber's customer securities account maintained with the Additional Selling Agent, as may be permitted by the Additional Selling Agent. Subscribers who do so must have their subscription payments in their accounts on the date their subscription is accepted -- subscribers to be notified of such date by the Additional Selling Agent. Settlement of the payment for subscriptions will occur not later than three (3) business days following notification by the General Partner to the Additional Selling Agent of the acceptance of a particular subscription and not later than the termination of the offering of the Units. On each settlement date, subscribers' customer securities accounts will be debited by the Additional Selling Agent in the amount of their subscriptions. The amount of the subscription payments so debited will be transmitted by such Additional Selling Agent directly to the Partnership's escrow account (prior to the Initial Closing) and to the Partnership's bank account (following the Initial Closing) in the form of a Additional Selling Agent check or wire transfer made payable to "S&P Managed Futures Index Fund, LP."

     The Additional Selling Agent and the General Partner may make such other arrangements regarding the transmission of subscriptions as they may deem convenient or appropriate; provided that any such arrangement must comply in all relevant respects with SEC Regulations 10b-9 and 15c2-4.

     (e) The Additional Selling Agent represents and warrants that it will comply with all applicable laws, regulations and NASD rules, policy statements and interpretations in distributing the Units.

     (f) The Selling Agent represents, warrants and covenants to the General Partner and the Partnership that it and all of its personnel involved in the activities contemplated hereunder have all governmental, regulatory and self-regulatory registrations, approvals, memberships and licenses required to perform its obligations under this Agreement and to receive compensation therefor (including but not limited to registration as a broker-dealer with the SEC, membership in the NASD, registration with the relevant regulatory authority in each state in which the Selling Agent will solicit subscribers, registration with the CFTC as a futures commission merchant or introducing broker and membership in the NFA) and that it and such personnel will maintain all such registrations, approvals, memberships and licenses during the term of this Agreement and for such time as the Selling Agent and such personnel shall receive compensation hereunder.

     (g) The Selling Agent represents, warrants and covenants that it: (i) maintains anti-money laundering policies and procedures that comply with the Bank Secrecy Act of 1970, as amended, and applicable federal anti-money laundering regulations, including policies and procedures to verify the identity of prospective subscribers ("AML Laws, Regulations and Policies"); (ii) complies with AML Laws, Regulations and Policies; (iii) will promptly deliver to the General Partner notice of any AML Laws, Regulations and Policies violation, suspicious activity, suspicious activity investigation or filed Suspicious Activity Report that relates to any prospective subscriber for Units; and (iv) will cooperate with the General Partner and deliver information reasonably requested by the General Partner concerning subscribers that purchased Units sold by the Selling Agent necessary for the General Partner or the Partnership to comply with AML Laws, Regulations and Policies.

SECTION 4.  BLUE SKY SURVEY.

     The General Partner agrees to cause Mayer, Brown, Rowe & Maw LLP, counsel to the General Partner, to prepare and deliver to the Additional Selling Agent a Blue Sky Survey which shall set forth the United States jurisdictions in which the Units may be offered and sold. The General Partner agrees to use its best efforts to qualify the Units under the securities or Blue Sky laws of the various state jurisdictions listed in such Blue Sky Survey, and to maintain such qualification during the term of the offering, provided that the General Partner reserves the right to withdraw application for the Units' registration. It is understood and agreed that the Additional Selling Agent may rely, in connection with the offering and sale of Units in any United States jurisdiction, on advice given by Mayer, Brown, Rowe & Maw LLP as to the legality of the offer or sale of the Units in such jurisdiction.

SECTION 5.  COVENANTS OF THE GENERAL PARTNER.

     (a) The General Partner will notify the Additional Selling Agent immediately and confirm such notification in writing (i) when any amendment to the Registration Statement shall have become effective or any supplement (not including any monthly report) to the Prospectus is filed, (ii) of the receipt of any further comments from the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body with respect to the Registration Statement,
(iii) of any request by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body for any further amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto, (iv) of any material criminal, civil or administrative proceedings against or involving the General Partner or the Partnership, (v) of the issuance by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body of any order suspending the effectiveness of the Registration Statement under the Securities Act, the registration or NFA membership of the General Partner as a "commodity pool operator," or the registration of the Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or any Promotional Material or of the institution, or notice of the intended institution, of any action or proceeding for that purpose, or (vi) of any threatened action of the type referred to in clauses (iii) through (v) of which the General Partner has been notified. In the event any order of the type referred to in clause (v) is issued, the General Partner agrees to use best efforts to obtain a lifting or rescinding of such order at the earliest feasible date.

     (b) The General Partner will deliver to the Additional Selling Agent as many conformed copies of the Registration Statement as originally filed and each amendment thereto as the Additional Selling Agent may reasonably request.

     (c) The General Partner will deliver to the Additional Selling Agent as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) and of the Promotional Material as the Additional Selling Agent may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

     (d) During the period when the Prospectus is required to be delivered pursuant to the 1933 Act, the General Partner and the Partnership will comply with all requirements imposed upon them by the 1933 Act, the SEC Regulations, the Commodity Act and the CFTC Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of the Units during such period in accordance with the provisions hereof and as set forth in the Prospectus.

     (e) If any event shall occur as a result of which it is necessary, in the reasonable opinion of the General Partner or the Principal Additional Agent, to amend or supplement the Prospectus in order (i) to make the Prospectus not materially misleading in the light of the circumstances existing at the time it is delivered to a subscriber, or (ii) to conform with applicable CFTC or SEC Regulations, the General Partner shall promptly prepare and file such amendment(s) of or supplement(s) to the Prospective effecting the necessary changes, and furnish to the Additional Selling Agent, at the expense of the General Partner, a reasonable number of copies of such amendment(s), or supplement(s). Upon receipt by the Additional Selling Agent of notice of any such event or any notice pursuant to Section 5(a) above, the Additional Selling Agent shall, at the request of the General Partner, immediately discontinue the offering of Units until the filing of the applicable amendment or supplement or lifting or rescinding of the applicable order, as the case may be. No such amendment or supplement shall be filed or used without the approval of the Additional Selling Agent, which shall not be unreasonably withheld, delayed or conditioned.

SECTION 6.  PAYMENT OF EXPENSES AND FEES.

     The General Partner will pay all expenses incident to the performance of the obligations of the General Partner and the Partnership hereunder, including:
(i) the printing and delivery to the Additional Selling Agent in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, of the Prospectus and any supplements or amendments thereto, and of any Promotional Materials; (ii) the reproduction of this Agreement and the printing and filing of the Registration Statement and the Prospectus (and, in certain cases, the exhibits thereto) with the SEC and NFA; (iii) the filing fees payable to the SEC and the NASD; (iv) the qualification of the Units under the securities or "Blue Sky" laws in the various jurisdictions, including filing fees and the fees and disbursements of the General Partner's counsel incurred in connection therewith; and (v) the services of Mayer, Brown, Rowe & Maw LLP and accountants for the General Partner and the Partnership.

     The General Partner and the Additional Selling Agent are each aware of the limitations imposed by Rule 2810 of the NASD Conduct Rules on the aggregate compensation which may be received by the Additional Selling Agent in connection with the offering and sale of the Units. The Additional Selling Agent will in no event accept any payments from the General Partner which, when added to the upfront selling commissions (not including ongoing servicing fees paid with respect to Qualified Registered Representatives) which the Additional Selling Agent receives on each sale of a Class A Unit by the Additional
Selling Agent, would exceed 10% of the gross proceeds of the Class A
Units sold to the public by the Additional Selling Agent.

SECTION 7.  CONDITIONS OF CLOSING.

     The sale of the Units is subject to the accuracy of the representations and warranties of the parties hereto, to the performance by such parties of their respective obligations hereunder and to the following further conditions:

     (a) The Registration Statement shall have become effective and at each Closing Time no order suspending the effectiveness thereof shall have been issued under the 1933 Act or proceeding therefor initiated or threatened by the SEC, and the NFA shall have accepted the Prospectus as a Disclosure Document pursuant to CFTC Regulations and NFA Rules without a finding of further deficiencies.

     (b) At the Initial Closing Time, Mayer, Brown, Rowe & Maw LLP, counsel to the General Partner, shall deliver its opinion, in form and substance satisfactory to the parties here to, to the effect that:

            (i) The Partnership is duly organized pursuant to the Delaware Act and is validly existing and in good standing under the laws of the State of Delaware with full power and authority to engage in the business to be conducted by it, as described in the Registration Statement and the Prospectus. The Partnership is in good standing and qualified to do business in each jurisdiction in which such qualification is necessary in order to protect the limited liability of Limited Partners and in which the nature or conduct of its business as described in the Registration Statement and Prospectus requires such qualification and the failure to be so qualified would have a material adverse effect ("Material Adverse Effect") on the Partnership.

            (ii) The General Partner is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and is in good standing and qualified to do business in each other jurisdiction in which the failure to so qualify would have a Material Adverse Effect on the Partnership. The General Partner has full power and authority to perform its obligations as described in the Registration Statement, the Prospectus and herein, and all action required to be taken by the General Partner and the Partnership as a condition to the subscription for and sale of the Units to qualified subscribers therefore has been taken.

            (iii) The General Partner (including the General Partner's principals) and the Partnership each has all federal and state governmental and all regulatory and self-regulatory approvals and licenses, and has received or made all filings and registrations with federal and state governmental and all regulatory and self-regulatory agencies necessary in order for the General Partner and the Partnership, respectively, to conduct their respective businesses as described in the Registration Statement and Prospectus, and, to the best of their knowledge, none of such approvals, licenses or registrations have been rescinded or revoked.

            (iv) This Agreement has been duly authorized, executed and delivered by or on behalf of the General Partner and the Partnership, and assuming that such agreement is binding on the other parties hereto, this Agreement constitutes a valid, binding and enforceable agreement of the General Partner and the Partnership, in each case in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and except as enforceability of indemnification provisions may be limited by applicable law and the enforcement of any specific terms or remedies may be unavailable.

            (v) The execution and delivery of this Agreement and the Limited Partnership Agreement, and the incurrence of the obligations herein, therein and in the Prospectus set forth and the consummation of the transactions contemplated herein, therein and in the Prospectus will not be in contravention of any of the provisions of the General Partner's organizational documents and, to the best of their knowledge, will not constitute a breach of, or default under, any instrument by which the General Partner or the Partnership is bound or any order, rule or regulation applicable to the General Partner or the Partnership of any court or any governmental body or administrative agency having jurisdiction over the General Partner or the Partnership.

            (vi) To the best of their knowledge, there are no actions, claims or proceedings pending or threatened in any court or before or by any governmental or administrative agency or regulatory or self-regulatory body, nor have there been any such suits, claims or proceedings within the last five years, to which the General Partner (or any principal of the General Partner) or the Partnership is or was a party, or to which any of their assets is or was subject, which are required to be, but are not, disclosed in the Registration Statement or Prospectus or which might reasonably be expected to result in any material adverse change in the financial condition, business or prospects of the General Partner or the Partnership.

            (vii) No authorization, approval or consent of any governmental or self-regulatory authority or agency is necessary in connection with the subscription for and sale of the Units, except such as may be required under the 1933 Act, the Commodity Act, NFA compliance rules, NASD rules or applicable securities or "Blue Sky" laws.

            (viii) The information in the Prospectus under the caption "Federal Income Tax Aspects," to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by them and is correct in all material respects, insofar as it relates to the income tax consequences to the Partnership and to the federal income tax consequences of an investment in the Partnership by U.S. individual taxpayers.

            (ix) The Registration Statement is effective under the 1933 Act and no proceeding for a stop order is pending or, to the best of their knowledge, threatened under Section 8 of the 1933 Act or any applicable state "Blue Sky" laws.

            (x) At the time the Registration Statement and any post-effective amendment thereto became effective, the Registration Statement, and at the time the Prospectus and any amendments or supplements thereto were first issued, the Prospectus, complied as to form in all material respects with the requirements of the 1933 Act, SEC Regulations, the

Commodity Act, the CFTC regulations and the rules of the NFA. Nothing has come to their attention that would cause them to believe that (a) at the time that the Registration Statement and any post-effective amendment thereto became effective, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus as first issued or as subsequently issued or at the Initial Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that such counsel need express no opinion or belief (A) as to the financial statements, notes thereto and other financial or statistical data set forth in the Registration Statement and Prospectus, (B) as to the performance data set forth in the Registration Statement, or (C) the pro forma adjustments made to the actual performance data set forth in the Registration Statement.

            (xi) Assuming operation in accordance with the Prospectus, the Partnership at a Closing Time will not be an "investment company" as that term is defined in the Investment Company Act of 1940, as amended, and the General Partner need not be registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended, in respect of its management of the Partnership.

            (xii) Such counsel shall state that it has participated in conferences with officers and other representatives of the General Partner and representatives of the independent public accountants for the General Partner and the Partnership, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus, and no facts have come to the attention of such counsel which cause them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective, or the Prospectus or any amendment or supplement thereto, as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and notes thereto and other financial and statistical data or past performance information included therein.)

            (xiii) Such counsel shall also state that to the knowledge of such counsel, based solely on its review of its litigation docket and an officer's certificate from the General Partner: there are no legal or governmental proceedings pending to which the Partnership or the General Partner is a party, that are required to be described in the Registration Statement or the Prospectus that are not so described; and to such counsel's knowledge no such proceedings are threatened by governmental authorities or others.

     (c) At each Closing Time, the General Partner shall deliver a certificate to the effect that: (i) no order suspending the effectiveness of the Registration Statement has been issued and no proceedings therefor have been instituted or to the best of their knowledge upon due and diligent inquiry threatened by the SEC, the CFTC or other regulatory or self-regulatory body;
(ii) the representations and warranties of the General Partner contained herein are true and correct with the same effect as though expressly made at such Closing Time and in respect of the

Registration Statement as in effect at such Closing Time; and (iii) the General Partner has performed all covenants and agreements herein contained which are required to be performed on their part at or prior to such Closing Time.

     (d) At or prior to the Initial Closing Time, the Partnership shall have received a capital contribution of the General Partner in the amount required by the Limited Partnership Agreement and as described in the Prospectus.

     (e) At the Initial Closing Time, executed copies of the Limited Partnership Agreement and this Agreement shall be delivered to all parties.

     (f) The parties hereto shall have been furnished with such additional information, opinions and documents, including supporting documents relating to parties described in the Prospectus and certificates signed by such parties with regard to information relating to them and included in the Prospectus as they may reasonably require for the purpose of enabling them to pass upon the sale of the Units as herein contemplated and related proceedings, in order to evidence the accuracy or completeness of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all actions taken by the parties hereto in connection with the sale of the Units as herein contemplated shall be reasonably satisfactory in form and substance to Mayer, Brown, Rowe & Maw LLP, counsel for the General Partner.

     If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled prior to a Closing Time, this Agreement and all obligations hereunder may be cancelled by any party hereto by notifying the other parties hereto of such cancellation in writing or by fax at any time at or prior to such Closing Time, and any such cancellation or termination shall be without liability of any party to any other party other than in respect of Units already sold and except as otherwise provided in Sections 6 and 8 of this Agreement.

SECTION 8.  INDEMNIFICATION, CONTRIBUTION AND EXCULPATION.

     (a) The General Partner severally (and not the Partnership) agrees to indemnify and hold harmless the Additional Selling Agent and each person, if any, who controls the Additional Selling Agent within the meaning of Section 15 of the 1933 Act, as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever arising from any breach of any representation or warranty of the General Partner set forth herein or from any untrue statement of a material fact or alleged untrue statement of a material fact contained in the Registration Statement, in the Prospectus (or any amendment or supplement thereto) or in the Promotional Material or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body commenced or threatened, or of any claim whatsoever based upon any such breach, untrue statement or omission or any such alleged untrue statement or omission (any settlement to be subject to indemnity hereunder only if effected with the written consent of the General Partner); and

            (iii) against any and all expense whatsoever (including the fees and disbursements of counsel) reasonably incurred in investigating, preparing or defending against litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such material breach, untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses (i) or (ii) above;

PROVIDED, HOWEVER, that (1) the General Partner will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration, Statement, the Prospectus or the Promotional Material in reliance upon and in conformity with written information furnished to the General Partner by or on behalf of the Additional Selling Agent specifically for inclusion therein; and (2) such indemnity with respect to any Prospectus shall not inure to the benefit of the Additional Selling Agent (or any person controlling the Additional Selling Agent) from whom the person asserting any such loss, liability, claim, damage or expense purchased the Units that are the subject thereof if such person did not receive a copy of the Prospectus, as amended or supplemented, at or prior to the confirmation of the sale of such Units to such person and any untrue statement or omission of a material fact contained in any Prospectus was corrected in the Prospectus, as amended or supplemented. This indemnity agreement will be in addition to any liability that the General Partner may otherwise have.

     (b) The Additional Selling Agent agrees to indemnify and hold harmless the General Partner, each of its managers and members, each of its officers who signs the Registration Statement, and each person who controls the General Partner within the meaning of Section 15 of the 1933 Act to the same extent as the foregoing indemnities to the Additional Selling Agent, but only with reference to the written information relating to the Additional Selling Agent furnished to the General Partner, by or on behalf of the Additional Selling Agent specifically for inclusion in the documents referred to in the indemnity set forth in subsection (a). This indemnity agreement will be in addition to any liability which the Additional Selling Agent may otherwise have.

     (c) If the indemnification provided for in this Section 8 shall for any reason be unavailable to any otherwise indemnified party (or a controlling person of the indemnified party) in respect of any loss, liability, claim, damage or expense referred to herein, then the otherwise indemnifying person shall, in lieu of indemnifying the otherwise indemnified party (or controlling person) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the General Partner on the one hand and the Additional Selling Agent on the other from the offering of the Units by the Additional Selling

Agent or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the General Partner on the one hand and the Additional Selling Agent on the other with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. In no event shall the aggregate contribution or liability of the Additional Selling Agent exceed the aggregate upfront selling commissions and ongoing servicing fees paid to the Additional Selling Agent hereunder. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the General Partner on the one hand or the Additional Selling Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Section 8(c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an otherwise indemnifying party (or controlling person) to the otherwise indemnified party as a result of the loss, liability, claim, damage or expense referred to above in this Section 8(c), shall be deemed to include, for purposes of this Section 8(c), any legal or other expenses reasonably incurred by such otherwise indemnified party in connection with investigating or defending any such action or claim.

     (d) In no case shall a party be liable under this indemnity and contribution agreement with respect to any claim unless such party shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure to so notify such party shall not relieve the such party from any liability which it may have otherwise than on account of this indemnity and contribution agreement, unless such party has been prejudiced by such failure. Such party shall be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit so brought, which defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party (or party entitled to contribution hereunder) or parties, defendant or defendants therein.

     Each party agrees to notify the other party within a reasonable time of the assertion of any claim in connection with the sale of the Units against it or any of its officers or directors or any controlling person within the meaning of
Section 15 of the 1933 Act.

SECTION 9.  STATUS OF PARTIES.

     In marketing Units pursuant to this Agreement, the Additional Selling Agent is acting solely as an agent for the Partnership, and not as a principal. The Additional Selling Agent will use its best efforts to assist the Partnership in obtaining performance by each purchaser solicited by the Additional Selling Agent whose offer to purchase Units from the Partnership has been accepted on behalf of the Partnership, but the Additional Selling Agent shall not have any liability to the Partnership in the event that Subscription Agreements and Powers of Attorney are improperly completed or any such purchase is not consummated for any reason. Except as specifically provided herein, the Additional Selling Agent shall in no respect be deemed to be an agent of the Partnership.

SECTION 10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

     All representations, warranties and agreements contained in this Agreement or contained in certificates of any party hereto submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Additional Selling Agent, the General Partner, the Partnership, or any person who controls any of the foregoing, and shall survive the Closing Times.

SECTION 11. TERMINATION.

     In addition to any other termination rights set forth elsewhere in this Agreement, each party shall have the right to terminate this Agreement: (i) at any time upon no less than fifteen (15) business days' prior written notice to the non-terminating party; or (ii) at any time upon written notice to the non-terminating party in the event the non-terminating party breaches a material representation, warranty or covenant of this Agreement.

SECTION 12. SURVIVAL.

     Irrespective of the expiration or termination of this Agreement, Sections 2 (with respect to compensation payable for Units outstanding as of the date of termination), 6 and 8 hereof shall survive, and all applicable provisions of this Agreement with respect to outstanding Units.

SECTION 13. NOTICES AND AUTHORITY TO ACT.

     All communications hereunder shall be in writing and, if sent to the General Partner or the Partnership, shall be mailed, delivered or faxed and confirmed to the General Partner at: RefcoFund Holdings, LLC, 550 West Jackson, Suite 1300, Chicago, Illinois 60661, Facsimile No. __________, Attention:
____________; with copies to Mayer, Brown, Rowe & Maw LLP, 190 South LaSalle, Chicago, Illinois 60603, Facsimile No. (312) 701-7711, Attention: Joseph P. Collins. If sent to the Additional Selling Agent, shall be mailed, delivered or telecopied and confirmed to it at _____________________, Attention:
_____________, with copies to __________________________________, Attention:
_______________. Notices shall be effective when actually received.

SECTION 14. PARTIES; ASSIGNMENT.

     This Agreement shall inure to the benefit of and be binding upon the Additional Selling Agent, the Partnership, the General Partner and such parties' respective successors and permitted assigns to the extent provided herein. This Agreement and the conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and their respective successors, permitted assigns and controlling persons and parties indemnified hereunder, and for the benefit of no other person, firm or corporation. No limited partner shall be considered to be a successor or an assignee solely on the basis of such purchase. No party may assign its rights or obligations under this Agreement to any other person without the prior written consent of the other parties hereto.

SECTION 15. GOVERNING LAW.

     This Agreement and the rights and obligations of the parties created hereby shall be governed by the laws of the State of New York.

SECTION 16. CONSENT TO JURISDICTION.

     The parties hereto agree that any action or proceeding arising directly, indirectly, or otherwise in connection with, out of, related to, or from this Agreement, any breach hereof, or any transaction covered hereby, shall be resolved, whether by arbitration or otherwise, within the City of New York, and State of New York. Accordingly, the parties hereto consent and submit to the jurisdiction of the federal and state courts and applicable arbitral body located within the City of New York, and State of New York. The parties further agree that any such action or proceeding brought by any party to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the federal or state courts, or if appropriate, before any applicable arbitral body, located within the City of New York, and State of New York.

SECTION 17. COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which shall be an original and both of which together shall be deemed one and the same instrument.

     If the foregoing is in accordance with each party's understanding of their agreement, each party is requested to sign and return to the General Partner and the Partnership a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among them in accordance with its terms.

                              Very truly yours,

                              S&P MANAGED FUTURES INDEX FUND, LP

                              By:  RefcoFund Holdings, LLC, General Partner

                              By:
                                 -------------------------------------

                              REFCO FUND HOLDINGS, LLC

                              By:
                                 -------------------------------------


Confirmed and accepted as of the date first above written:

[ADDITIONAL SELLING AGENT]

By:
   -----------------------------------------

Title:
      --------------------------------------